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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2003


                        GRANITE CONSTRUCTION INCORPORATED
             (Exact name of registrant as specified in its charter)

                              ---------------------

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
           Delaware                        1-12911                      77-0239383
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
        incorporation)

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                              585 West Beach Street
                          Watsonville, California 95076
               (Address of principal executive offices) (Zip Code)

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                                 (831) 724-1011
               Registrant's telephone number, including area code


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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 6, 2003, Granite Construction Incorporated released its first quarter 2003 financial results. Granite today announced net income of $10.0 million, or $0.25 per diluted share for the first quarter ended March 31, 2003 versus a net loss of $1.6 million or ($0.04) per share for the same period last year. Revenue for the quarter totaled $302.2 million, an increase of 12.3% over the same period in 2002, including revenue from the newly consolidated Wilder Construction Company (Wilder), which became a majority-owned subsidiary on April 30, 2002.

      Non-operating income for the quarter was $18.0 million compared to $0.9 million for the same quarter in 2002. Included in non-operating income is $18.4 million related to the sale of the State Route 91 Tollroad Franchise by the California Private Transportation Corporation, of which Granite is a 22.2% limited partner. Granite completed construction of the $60.4 million project in 1995 and has maintained an equity interest in the limited partnership since its inception.

      Backlog at March 31, 2003 totaled a record $1.9 billion, a 39.7 percent increase over the backlog at March 31, 2002, including backlog from Wilder. New awards for the quarter totaled $316.5 million, an increase of $85.3 million over the same period last year. Awards for the quarter include a $75.6 million toll road project in Texas, a $12.3 million highway project in Arizona and an $18.3 million airport project in Anchorage from our Wilder subsidiary.

      General and administrative expenses for the quarter ended March 31, 2003 totaled $36.6 million, an increase of $6.1 million compared to the quarter ended March 31, 2002. The increase in general and administrative expenses primarily resulted from the inclusion of Wilder and our geographic expansion into Northern California.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c) Exhibits. The following exhibits are attached hereto and filed herewith:

            Exhibit
            Number
            ------
            20.1       Press Release of Registrant, dated May 7, 2003, its first
                       quarter 2003 financial results.

            20.2       Comparative Financial Summary

            20.3       Revenue and Backlog Analysis


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GRANITE CONSTRUCTION INCORPORATED



Date:  May 7, 2003                  By:     /s/ William E. Barton
                                       --------------------------------------
                                         William E. Barton
                                         Senior Vice President and
                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number         Document
------         --------
 20.1          Press Release of Registrant, dated May 7, 2003, its first quarter 2003 financial results.
 20.2          Comparative Financial Summary
 20.3          Revenue and Backlog Analysis


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